UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 4, 2007

TIX CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-24592 (Commission File Number)	95-4417467 (I.R.S. Employer Identification No.)

12001 Ventura Place, Suite 340
Studio City, California 91604
(Address of Principal Executive Offices)

(818) 761-1002
(Registrant’s Telephone Number)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 8.01 Other Events

On October 4, 2007, Tix Corporation (“we,” “us” or the “Company”) announced that it has prepaid the outstanding balance under a Note Payable Due to Stockholder in the principal amount of $2 million.

Our press release is attached as Exhibit 99.1 to this Report and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

The following exhibit is included in this Report:

99.1 Press release of Tix Corporation dated October 4, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Tix Corporation

	By:	/s/ Matthew Natalizio
Matthew Natalizio
Dated: October 4, 2007		Chief Financial Officer

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